Securities Act Registration No. 333-135714

Investment Company Act Registration No. 811-21927

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐

Pre-Effective Amendment No.__

☐

Post-Effective Amendment No.   9

☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY                   ☐

ACT OF 1940

Amendment No.   10

☒

(Check appropriate box or boxes.)

AMM Funds

(formerly Fallen Angels Family of Funds and American Money Management Funds)

(Exact Name of Registrant as Specified in Charter)

P.O. Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code:  858-755-0909

Gabriel B. Wisdom

P.O. Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

41 South High Street, 17th floor

Columbus, Ohio  43215

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)

☒ On D ecember 1, 2012 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMM Funds

PROSPECTUS

DECEMBER 1, 2012

FALLEN ANGELS VALUE FUND

FAVLX

FALLEN ANGELS INCOME FUND

FAINX

Advised by:

American Money Management, LLC

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

1-888-999-1395

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: Fallen Angels Value Fund	1
FUND SUMMARY: Fallen Angels Income Fund	6
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	10
Investment Objective	10
Principal Investment Strategies	11
Principal Investment Risks	13
Temporary Investments	16
Portfolio Holdings Disclosure	16
MANAGEMENT	16
HOW SHARES ARE PRICED	17
HOW TO PURCHASE SHARES	18
HOW TO REDEEM SHARES	21
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	23
DIVIDENDS, DISTRIBUTIONS AND TAXES	24
DISTRIBUTION OF SHARES	25
Additional Compensation to Financial Intermediaries	25
Shareholder Statements and Reports	25
FINANCIAL HIGHLIGHTS	27
Privacy Notice	29

FUND SUMMARY: Fallen Angels Value Fund

Investment Objective:  The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	1.00%
Acquired Fund Fees and Expenses (1)	0. 02%
Total Annual Fund Operating Expenses	2. 27%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 230	$ 709	$1, 215	$2, 605

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49.23 % of the average value of its portfolio.

Principal Investment Strategies:Under normal circumstances, the Fund invests in the equity securities of companies that the adviser believes to be undervalued at current market prices.  These include common stocks, preferred stocks, convertible securities, and warrants to buy common stocks.  The Fund may hold positions in the equity securities of small, medium and large capitalization companies. The Fund also may invest in shares of closed-end investment companies, as well as exchange trade funds ("ETFs").  In addition, the Fund may invest indirectly in foreign securities by either purchasing American Depositary Receipts ("ADRs") or by investing in investment companies and ETFs that hold foreign securities or ADRs.  The Fund's adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

In managing the Fund, the adviser performs detailed quantitative and qualitative research and analysis to identify "fallen angels" or, in other words, businesses whose value is not currently reflected in the price of the security and that the adviser believes have significant appreciation potential.  While the term "fallen angels" typically refers to the securities of individual companies, the adviser also uses the term to describe funds (closed-end and ETFs) that the adviser believes are undervalued.  After making investments in securities from the approved list, the adviser monitors each holding and adjusts its price targets as warranted to reflect changes in a company's fundamentals.

A negative change in the fundamental or qualitative characteristics of the company may cause the adviser to sell a security.  A security also may be sold in order to generate cash to invest in a more attractive opportunity.  Finally, the adviser may sell a security when its price approaches, meets or exceeds the adviser's estimate of its intrinsic value.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

Convertible Security Risk.  The market value of convertible securities tends to fall when interest rates rise.  The market value of convertible securities also tends to fall when the market value of the underlying common stock falls.

ETF and Investment Company Risks.  ETFs and investment companies are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and investment companies and may be higher than other mutual funds that invest directly in stocks.  ETFs and investment companies are subject to specific risks, depending on the nature of the fund.

High Portfolio Turnover Risk.  Portfolio turnover involves transactional and brokerage costs which reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund's realized short-term capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Investment Style Risk.  The Fund pursues a value investing style that carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or even overvalued.

Foreign Investing Risk.  Foreign investing, through ADRs, ETFs or investment companies that hold foreign stocks, involves risks not typically associated with U.S. investments.  These risks include adverse fluctuations in foreign currency values as well as adverse political, social, economic, regulatory and tax developments.

Management Risk.  The adviser's judgments about the attractiveness, value and potential appreciation of a particular security in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Small and Medium Company Risk.  The earnings and prospects of small and medium capitalization companies are more volatile than those of larger companies.  The securities of small and medium capitalization companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund's portfolio.

PERFORMANCE

The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's shares over time to the performance of a broad-based securities market index.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling toll-free 1-888-999-1395.

Performance Bar Chart

Calendar Years Ended December 31

Best Quarter:	Quarter 2, 2009	11.47%
Worst Quarter:	Quarter 4, 2008	-18.65%

The total return for Fund shares from January 1, 2012 to September 30, 2012 was 7.62%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2011 )

	One Year	Five Year	Since Inception (11-10-06)
Return before taxes	-10.26%	-5.14%	- 4. 92%
Return after taxes on distributions	-10.26%	- 5.21%	-5.01%
Return after taxes on distributions and sale of Fund shares	-6.67%	- 4.33%	-4.15%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	0.39%	-2. 64%	-1.83%
Standard & Poor's 500 Index (reflects no deduction for fees, expenses, or taxes)	2.09%	-0. 25%	0.33%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

Investment Adviser:  American Money Management, LLC

Portfolio Managers:Gabriel B. Wisdom, Chief Executive Officer and Managing Director of the adviser and Michael J. Moore, Chief Investment Officer of the adviser, have served the Fund as its portfolio managers since it commenced operations in 2006.

Purchase and Sale of Fund Shares:  The minimum initial investment is $10,000 for regular accounts and $4,000 for retirement plans, and the minimum subsequent investment is $1,000 for both regular accounts and retirement plans.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund's Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

FUND SUMMARY: Fallen Angels Income Fund

Investment Objective:  The Fund seeks high current income with the potential for capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	1. 08%
Acquired Fund Fees and Expenses (1)	0. 25%
Total Annual Fund Operating Expenses	2. 58%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 261	$ 802	$1, 370	$2, 915

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69.06 % of the average value of its portfolio.

Principal Investment Strategies: Under normal circumstances, the Fund invests in debt and equity securities that the adviser believes to be undervalued at current market prices.  These include dividend paying common stocks, preferred stocks, closed-end income funds, royalty trusts, convertible securities, bonds, warrants to buy common stocks, and U.S. government securities.  The Fund may hold positions in the debt and equity securities of small, medium and large capitalization companies.  The Fund also may invest in shares of closed-end investment companies, as well as exchange trade funds ("ETFs").  In addition, the Fund may invest indirectly in foreign securities by either purchasing American Depositary Receipts ("ADRs") or by investing in investment companies and ETFs that hold foreign securities or ADRs.  Debt securities purchased directly by the Fund can be of any credit quality (including lower-rated debt known as high yield or junk bonds), and may be of any maturity and duration.  The Fund's adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

In managing the Fund, the adviser performs detailed quantitative and qualitative research and analysis to identify "fallen angels" or, in other words, businesses whose value is not currently reflected in the price of the security and that the adviser believes have significant appreciation potential.  While the term "fallen angels" typically refers to the securities of individual companies, the adviser also uses the term to describe funds (closed-end and ETFs) that the adviser believes are undervalued.  After making investments in securities from the approved list, the adviser monitors each holding and adjusts its price targets as warranted to reflect changes in a security's fundamentals.

A negative change in the fundamental or qualitative characteristics of the issuer may cause the adviser to sell a security.  A security also may be sold in order to generate cash to invest in a more attractive opportunity.  Finally, the adviser may sell a security when its price approaches, meets or exceeds the adviser's estimate of its intrinsic value.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

Convertible Security Risk.  The market value of convertible securities tends to fall when interest rates rise.  The market value of convertible securities also tends to fall when the market value of the underlying common stock falls.

Credit Risk.The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.  High yield or junk bonds are more susceptible to these risks than debt of higher quality issuers.

ETF and Investment Company Risks.  ETFs and investment companies are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and investment companies and may be higher than other mutual funds that invest directly in stocks.  ETFs and investment companies are subject to specific risks, depending on the nature of the fund.

Foreign Investing Risk.  Foreign investing, through ADRs, ETFs or investment companies that hold foreign stocks, involves risks not typically associated with U.S. investments.  These risks include adverse fluctuations in foreign currency values as well as adverse political, social, economic, regulatory and tax developments.

Government Risk.  If a U.S. government agency or instrumentality in which the Fund invests, defaults and the U.S. government does not stand behind the obligation, the Fund's share price or yield could fall.

Interest Rate Risk.  If rates increase, the value of the Fund's fixed income investments generally will decline, as will the value of your investment in the Fund.

Investment Style Risk.  The Fund pursues a value investing style that carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or even overvalued.

Management Risk.  The adviser's judgments about the attractiveness, value and potential appreciation of a particular security in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Maturity Risk.  Securities with longer maturities are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

Royalty Trust Risk.  The yield generated by a royalty trust is not guaranteed and developments in the oil, gas and natural resources markets will affect payouts.  In addition, natural resources are depleting assets.  Eventually, the income-producing ability of the royalty trust will be exhausted.

Small and Medium Company Risk.  The earnings and prospects of small and medium capitalization companies are more volatile than those of larger companies.  The securities of small and medium capitalization companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund's portfolio.

PERFORMANCE

The bar chart and performance table below show the variability of the Fund's returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund's shares for each full calendar year since the Fund's inception.  The performance table compares the performance of the Fund's shares over time to the performance of a broad-based securities market index.  You should be aware that the Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling toll-free 1-888-999-1395.

Performance Bar Chart

Calendar Years Ended December 31

Best Quarter:	Quarter 2, 2009	13.42%
Worst Quarter:	Quarter 3, 2008	-16.75%

The total return for Fund shares from January 1, 2012 to September 30, 2012 was 9.21%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2011 )

	One Year	Five Year	Since Inception (11-10-06)
Return before taxes	0.79%	- 0.92%	-0.83%
Return after taxes on distributions	-0.41%	-2. 54%	-2.45%
Return after taxes on distributions and sale of Fund shares	0.51%	- 1.70%	-1.62%
Dow Jones Moderate Portfolio Index (reflects no deduction for fees, expenses, or taxes)	0.38%	2.83%	3.21%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").  The Dow Jones Moderate Portfolio Index is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 60% of the risk of an all-stock index.  Index returns assume reinvestment of dividends.

Investment Adviser:  American Money Management, LLC

Portfolio Managers:Gabriel B. Wisdom, Chief Executive Officer and Managing Director of the adviser , Michael J. Moore, Chief Investment Officer of the adviser, and Glenn Busch, Portfolio Manager of the adviser.  Mr. Wisdom and Mr. Moore have each served the Fund as a portfolio manager since it commenced operations in 2006 and Mr. Busch since January 2012 .

Purchase and Sale of Fund Shares:  The minimum initial investment is $10,000 for regular accounts and $4,000 for retirement plans, and the minimum subsequent investment is $1,000 for both regular accounts and retirement plans.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund's Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

Fund	Investment Objective
Fallen Angels Value Fund	The Fund seeks long-term capital appreciation.
Fallen Angels Income Fund	The Fund seeks high current income with the potential for capital appreciation.

Each Fund's investment objective is a non-fundamental policy and may be changed by the Funds' Board of Trustees upon 60 days written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Fallen Angels Value Fund

Principal Investment Strategies:  Under normal circumstances, the Fund invests in the equity securities of companies that the adviser believes to be undervalued at current market prices.  These include common stocks, preferred stocks, convertible securities, and warrants to buy common stocks.  The Fund may hold positions in the equity securities of small, medium and large capitalization companies. The Fund also may invest in shares of closed-end investment companies, as well as exchange trade funds ("ETFs").  An ETF is a registered investment company that seeks to track the performance of a particular market index.  These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.  In addition, the Fund may invest indirectly in foreign securities by either purchasing American Depositary Receipts ("ADRs") or by investing in investment companies and ETFs that hold foreign securities or ADRs.  The Fund's adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

In managing the Fund, the adviser begins by screening a universe of thousands of domestic and foreign companies on various fundamental criteria to identify issuers that it believes are worth further consideration.  Once a company's potential is identified and a security appears attractive, detailed quantitative and qualitative research and analysis follows.  Each company is evaluated in light of a variety of factors, including, but not limited to:

•

Growth in earnings and revenue

•

Earnings and revenue trends

•

Price to sales and price to earnings ratios

•

Price to earnings growth (PE/G) ratio

•

Return on equity

•

Free cash flow

•

Management talent

•

Industry position

From this narrowed group of stocks, the adviser adds those companies that it believes have significant appreciation potential over a three to five year period to its list of stocks approved for investment.  The adviser seeks to identify "fallen angels" or, in other words, businesses whose value is not currently reflected in the price of the security.  While the term "fallen angels" typically refers to the securities of individual companies, the adviser also uses the term to describe funds (closed-end and ETFs) that the adviser believes are undervalued.  After making investments in securities from the approved list, the adviser monitors each holding and adjusts its price targets as warranted to reflect changes in a company's fundamentals.

A negative change in the fundamental or qualitative characteristics of the company may cause the adviser to sell a security.  A security also may be sold in order to generate cash to invest in a more attractive opportunity.  Finally, the adviser may sell a security when its price approaches, meets or exceeds the adviser's estimate of its intrinsic value.

The Fund may hold all or a portion of its assets in cash or cash equivalents pending investment or when investment opportunities are limited.  Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent that it would if it had remained fully invested.  Cash equivalents include money market funds, certificates of deposit, short-term debt obligations and repurchase agreements.

Fallen Angels Income Fund

Principal Investment Strategies: Under normal circumstances, the Fund invests in debt and equity securities that the adviser believes to be undervalued at current market prices.  These include dividend paying common stocks, preferred stocks, closed-end income funds, royalty trusts, convertible securities, bonds, warrants to buy common stocks, and U.S. government securities.  The Fund may hold positions in the debt and equity securities of small, medium and large capitalization companies.  Debt securities purchased directly by the Fund can be of any credit quality (including lower-rated debt known as high yield or junk bonds), and may be of any maturity and duration.  The Fund's adviser may engage in frequent buying and selling of securities to achieve the Fund's investment objective.

The Fund also may invest in shares of closed-end investment companies, as well as exchange trade funds ("ETFs").  An ETF is a registered investment company that seeks to track the performance of a particular market index.  These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.  In addition, the Fund may invest indirectly in foreign securities by either purchasing American Depositary Receipts ("ADRs") or by investing in investment companies and ETFs that hold foreign securities or ADRs.  In managing the Fund, the adviser begins by screening a universe of thousands of domestic and foreign securities on various fundamental criteria to identify issuers that it believes are worth further consideration.  Once a company's potential is identified and a security appears attractive, detailed quantitative and qualitative research and analysis follows.  Each closed-end income fund is evaluated in light of a variety of factors, which may include:

•

High current distributions and yields

•

Discounts to net asset value

•

Sustainability of distributions

Other securities are evaluated based on factors such as:

•

Price to sales and price to earnings ratios

•

Price to earnings growth ratio

•

Return on equity

•

Free cash flow

•

Management talent

•

Industry position

From this narrowed group of securities, the adviser adds those investments that it believes have significant potential for appreciation and/or improving yields over a three to five year period to its list of securities approved for investment.  The adviser seeks to identify "fallen angels" or, in other words, businesses whose value is not currently reflected in the price of the security.  While the term "fallen angels" typically refers to the securities of individual companies, the adviser also uses the term to describe funds (closed-end and ETFs) that the adviser believes are undervalued.  After making investments in securities from the approved list, the adviser monitors each holding and adjusts its price targets as warranted to reflect changes in a security's fundamentals.

A negative change in the fundamental or qualitative characteristics of the issuer may cause the adviser to sell a security.  A security also may be sold in order to generate cash to invest in a more attractive opportunity.  Finally, the adviser may sell a security when its price approaches, meets or exceeds the adviser's estimate of its intrinsic value.

The Fund may hold all or a portion of its assets in cash or cash equivalents pending investment or when investment opportunities are limited.  Under these circumstances, the Fund may not participate in market advances or declines to the same extent that it would if it had remained fully invested.  Cash equivalents include money market funds, certificates of deposit, short-term debt obligations and repurchase agreements.

PRINCIPAL INVESTMENT RISKS

The following risks apply to each Fund except as noted.

Convertible Security Risk.  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise.  The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk.  (Income Fund Only)  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. The Fund may invest in securities that are rated below investment grade, as well as investment companies and ETFs that invest in this category.  These securities are commonly referred to as high-yield or junk bonds.  Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.  There is a higher risk that the Fund could suffer a loss from investments in non-investment grade securities caused by the default of the issuer of the security than from an investment in higher rated fixed income securities.

ETF and Investment Company Risks.  Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund's direct fees and expenses.  The Fund will also incur brokerage costs when it purchases ETFs.  The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs and other investment companies in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices.  The market value of the ETF shares may differ from their net asset value.  This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Accordingly, there may be times when an ETF's shares trade at a premium or discount to its net asset value.

Foreign Investing Risk.  Because the Fund may invest in ADRs and ETFs that hold foreign stocks and ADRs, it also is subject to foreign investing risk.  Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country.  In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets.  Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations.  Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular.  Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

Government Risk.  (Income Fund Only)  The U.S. government's guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.  In addition, securities issued Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. government.  If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price or yield could fall.

High Portfolio Turnover Risk. (Value Fund Only)   Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund's realized short-term capital gains or losses, which may affect the taxes you pay as a Fund shareholder.  Short-term capital gains are taxed as ordinary income under federal income tax laws.

Interest Rate Risk.  (Income Fund Only)  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's fixed income investments generally will decline, as will the value of your investment in the Fund.  Generally fixed income securities with  longer maturities are more sensitive to changes in interest rates than fixed income securities with shorter maturities.

Investment Style Risk.  The Fund pursues a value investing style.  Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.  Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or even overvalued.  Value oriented funds may underperform when growth investing is in favor.  In addition, the market may continually value the stocks held by the Fund lower than the adviser believes them to be valued.

Management Risk.  The adviser's judgments about the attractiveness, value and potential appreciation of a particular security in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Maturity Risk.  (Income Fund Only)  Securities with longer maturities are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

Royalty Trust Risk.  (Income Fund Only)  Royalty trusts buy the right to royalties (income) on the production and sales of a natural resource company.  The yield generated by a royalty trust is not guaranteed and because developments in the oil, gas and natural resources markets will affect payouts, can be volatile.  For example, the yield on an oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts.  In addition, natural resources are depleting assets.  Eventually, the income-producing ability of the royalty trust will be exhausted.  Generally, higher yielding trusts have less time until depletion of proven reserves.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund's portfolio.

Small and Medium Capitalization Company Risk.  The Fund may invest in small and medium capitalization companies.  The earnings and prospects of these companies are more volatile than those of larger companies.  Small and medium capitalization companies also may experience higher failure rates than do larger companies.  In addition, the securities of small and medium capitalization companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.  Finally, small and medium capitalization companies may have limited markets, product lines or financial resources and may lack management experience.

Temporary Investments:  From time to time, each Fund may hold all or a portion of its assets in cash or cash equivalents pending investment, when investment opportunities are limited, or when attempting to respond to adverse market, economic, political or other conditions.  Cash equivalents include certificates of deposit; short term, high quality taxable debt securities; money market funds and repurchase agreements.  If a Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees.  These temporary defensive positions may be inconsistent with a Fund's principal investment strategy and, as a result of engaging in these temporary measures, a Fund may not achieve its investment objective.

Portfolio Holdings Disclosure:  Information about each Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is included in the Statement of Additional Information.

MANAGEMENT

American Money Management, LLC ("AMM") is the Funds' investment adviser and makes the day-to-day investment decisions for the Funds.  Founded in 1999, AMM is located at 14249 Rancho Santa Fe Farms Road, Rancho Santa Fe, CA 92097.  AMM is registered with the SEC and manages over $100 million for individuals, corporations, trusts, and pension and retirement plans.  Each Fund paid AMM a fee equal to 1.00% of its average daily net assets during the fiscal year ended July 31, 2012 .  Each Fund also pays the adviser an administration fee equal to 0.25% of its average daily net assets for management support and administrative oversight.  A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement with AMM is available in the Funds' most recent semiannual report to shareholders for the period ending January 31.

Gabriel B. Wisdom, a portfolio manager for the Funds since their inception, has served as the Chief Executive Officer and Managing Director of AMM since 1999, and serves on AMM's Investment Committee.  Prior to establishing AMM in 1999, Mr. Wisdom was a Managing Director at Private Asset Management, Inc., a registered investment adviser, from 1995 to 1999.  From 1989 to 1995 Mr. Wisdom was a Senior Vice President of Investments with Sutro & Co. and a Senior Vice President at Prudential-Bache Securities from 1985 to 1989.  Since 2001, Mr. Wisdom has edited the Fallen Angels Report, an investment newsletter, and his investment commentaries have been carried on numerous radio stations around the country.  Mr. Wisdom is a graduate of the Harvard Business School and holds degrees from Newport University and California Pacific University.

Michael J. Moore, also a portfolio manager for the Funds since their inception, has served as the Chief Investment Officer of AMM since 2005 and is a shareholder of AMM, as well as the Chairman of AMM's Investment Committee.  Mr. Moore provides research and analysis to support the firm's investment process and oversees trading.  Prior to joining AMM in 2001 as a portfolio manager, Mr. Moore was the owner and chief executive officer of Ad-Pad Inc., a marketing and promotional products firm.  Mr. Moore earned a Bachelor of Sciences degree in Finance from Boston College.

Glenn Busch, a portfolio manager for the Fallen Angels Income Fund since January 2012, has served as a Portfolio Manager of AMM since January 2007.  Mr. Busch graduated from the University of California at San Diego with a BS in Animal Physiology & Neuroscience and a Masters in Educational Sciences.  He serves on the adviser's investment committee and is the lead manager for the Fallen Angels Income Fund.  Mr. Busch is also editor of the popular business/finance blog ValueInvestingCenter.com .  A former All-American Water Polo player at UCSD, Mr. Busch enjoys coaching and mentoring collegiate level water polo players in his spare time.

The Funds' Statement of Additional Information provides information about the compensation received by the portfolio managers, other accounts managed by the portfolio managers and each portfolio manager's ownership of Fund shares.

AMM distributes a periodic newsletter called the "Fallen Angels Report."  The newsletter discusses various securities, including securities in which the Funds are permitted to invest.  The Adviser has adopted a policy that it will not discuss a security in the newsletter if the security is currently being considered for purchase or sale by either Fund.

In addition to Rule 12b-1 Fees paid by the Funds, AMM may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

HOW SHARES ARE PRICED

Each Fund's assets generally are valued at their market value using market quotations.  The Funds may use pricing services to determine market value.  If market prices are not available or, in the adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the adviser will value a Fund's assets at their fair value according to policies approved by the Funds' Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund's NAV by short term traders.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  The Funds may invest in open-end and closed-end investment companies, as well as ETFs.  The Fund's NAV is calculated based, in part, upon the NAV of the underlying investment companies and ETFs in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

OPENING AN ACCOUNT

Each Fund is a series of AMM Funds and you may purchase shares directly from AMM Funds.  You also may purchase shares through a brokerage firm or other intermediary that has contracted with AMM Funds to sell shares of the Funds.  You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.

If you are investing directly in a Fund for the first time, please call the Fund's transfer agent at 1-866-663-8023 to request a Shareholder Account Application.  You will need to establish an account before investing.  Be sure to sign up for all the account options that you plan to take advantage of.  For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in a Fund should be intended as a long-term investment vehicle.  The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  Each Fund also reserves the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

If you have any questions regarding the Funds, please call 1-888-999-1395.

PURCHASING SHARES

You may buy shares on any "business day."  This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Shares of the Funds are sold at net asset value ("NAV") per share.  The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern Time ("ET").  A Fund's NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from AMM Funds, send the completed Shareholder Account Application and a check payable to the Fund in which you are investing to the following address:

AMM Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147-4403

Purchases orders received in "proper form" by the Fund's transfer agent before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received.  On occasion, the NYSE closes before 4:00 p.m. Eastern Time.  When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in "proper form," the purchase order must include:

•

Fund name and account number;

•

Account name(s) and address;

•

The dollar amount or number of shares you wish to purchase.

The Funds may limit the amount of purchases and refuse to sell to any person.

Method of Payment.  All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks.  Cash, credit cards and third party checks will not be accepted.  Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution.  Checks made payable to any individual or company and endorsed to AMM Funds or the particular Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Funds are unable to debit your predesignated bank account on the day of purchase, the Funds reserve the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Funds (or a Fund agent) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Funds.

If you choose to pay by wire, you must call the Funds' transfer agent, at 1-866-663-8023 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and the purchase order is received by the Funds.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or their transfer agent.  The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

MINIMUM INVESTMENTS

The minimum initial investment in a Fund is $10,000.  If you open an IRA account, the minimum initial investment in a Fund is $4,000.  You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.  Subsequent investments must be at least $1,000.

The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

OTHER PURCHASE INFORMATION

If your wire does not clear, you will be responsible for any loss incurred by the Funds.  If you are already a shareholder, the Funds can redeem shares from any identically registered account in a Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Funds.

The Funds may authorize certain brokerage firms and other intermediaries (including their designated correspondents) to accept purchase and redemption orders on their behalf.  The Funds are deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Funds' transfer agent.

HOW TO REDEEM SHARES

REDEEMING SHARES

You may redeem your shares on any business day.  Redemption orders received in proper form by the Funds' transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day's NAV.  Your brokerage firm or intermediary may have an earlier cut-off time.

"Proper form" means your request for redemption must:

•

Include the Fund name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Funds may require that the signature(s) be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.  The Funds may also require that signatures be guaranteed for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.  For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 1-866-663-8023 if you have questions regarding signature guarantees.  At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization.  The Funds will not make checks or federal wire transfers payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.

Shares of the Funds may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer.  A wire transfer fee of $20 may be charged to defray custodial charges for redemptions paid by wire transfer.  Any charges for wire redemptions will be deducted from your account by redemption of shares.  If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

REDEEMING BY MAIL

You may redeem any part of your account in a Fund by mail at no charge.  Your request, in proper form, should be addressed to:

AMM  Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147-4403

TELEPHONE REDEMPTIONS

You may redeem any part of your account in a Fund by calling the transfer agent at 1-866-663-8023.  You must first complete the Optional Telephone Redemption section of the investment application to institute this option.  The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although the transfer agent has never experienced difficulties in receiving and responding to telephone requests for redemptions in a timely fashion.  If you are unable to reach the Funds by telephone, you may request a redemption by mail.

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash.  The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period) in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder.  If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV.  This process minimizes the effect of large redemptions on the Funds and their remaining shareholders.  In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds.

ADDITIONAL REDEMPTION INFORMATION

If you are not certain of the redemption requirements, please call the transfer agent at 1-866-663-8023.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  You may be assessed a fee if the Funds incur bank charges because you request that the Funds re-issue a redemption check.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission ("SEC"), the Funds may suspend redemptions or postpone payment dates.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds may require that you redeem all of your shares in a Fund upon 30 days written notice if the value of your shares in the Fund is less than $10,000 due to redemption, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Funds also are subject to involuntary redemption if the Board of Trustees determines to liquidate a Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

AMM Funds discourage market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of a Fund's shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  Each Fund may invest a significant portion of its assets in small capitalization companies.  Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of a Fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because a Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders.  The Board of Trustees has adopted a policy directing each Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing.  This policy applies to all Fund shareholders.  While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers.  For example, certain accounts called "omnibus accounts" include multiple shareholders.  Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day.  That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by a Fund.  The netting effect often makes it more difficult for a Fund to detect market timing, and there can be no assurance that a Fund will be able to do so.  Brokers maintaining omnibus accounts with each Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to each Fund upon request.  If a Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity.  In addition, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or shareholders or if the Fund thinks trading is abusive.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  The Fallen Angel Value Fund distributes dividends and capital gains annually, and expects that distributions will consist primarily of capital gains.  The Fallen Angels Income Fund distributes dividends monthly and capital gains annually, and expects that distributions will consist primarily of ordinary income.  These distributions are automatically reinvested in the Fund from which they are paid unless you request cash distributions on your application or through a written request to the Funds.  The Funds will not make checks or federal wire transfers payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.  If you are interested in changing your election, you may call the Funds' transfer agent at 1-866-663-8023 or send a written notification to:

AMM Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

TAXES

In general, selling shares of the Funds and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  You may want to avoid making a substantial investment when the Funds are about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.  The Funds may produce capital gains even if they do not have income to distribute and performance has been poor.

Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

DISTRIBUTION OF SHARES

Each Fund has adopted a plan under Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of their shares.  These are called "Rule 12b-1 Fees."  Rule 12b-1 Fees are paid to brokerage firms and other intermediaries as compensation for expenses incurred in the sale of Fund shares and for services provided to shareholders.  Payments are not tied to actual expenses incurred.  Shareholders of each Fund pay an annual 12b-1 Fee of up to 0.25% of its average net assets.  Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries:  The Funds' adviser and its affiliates may, at their own expense and out of their own assets including their legitimate profits from Fund-related activities, provide additional cash payments to financial intermediaries who sell shares of the Funds.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Shareholder Statements and Reports:  AMM Funds or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements.  Please review these statements carefully.

To reduce expenses and conserve natural resources, AMM Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family.  If you would like to receive separate mailings, please call 1-866-663-8023 and AMM Funds will begin individual delivery within 30 days after AMM Funds receive your instructions.

You will receive a financial report from the Funds twice a year, generally in October and April.  In addition, you may periodically receive proxy statements and other reports.

Electronic copies of financial reports and prospectuses are available.  To participate (or end your participation) in AMM Fund's electronic delivery program, please complete the appropriate section of the Shareholder Account application or call 1-888-999-1395.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand each Fund's financial performance during the period of their operations.  Certain financial information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Sanville & Company, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request.

FALLEN ANGELS VALUE FUND

Select data for a share outstanding throughout the period.

		Years Ended
	7/31/ 2012	7/31/ 2011	7/31/ 2010	7/31/ 2009	7/31/2008

Net Asset Value, at Beginning of Period	$ 8.35	$ 7. 77	$ 7.59	$ 9.14	$ 10. 32

Income From Investment Operations:
Net Investment Income (Loss) *	(0. 02 )	(0. 06 )	(0. 08 )	( 0. 04)	0. 01
Net Gain (Loss) on Securities (Realized and Unrealized)	( 0. 51)	0. 64	0.27	(1. 51 )	(1.10)
Total from Investment Operations	( 0. 53)	0. 58	0.19	(1. 55 )	(1.09)

Distributions:
Net Investment Income	-	-	(0.01)	-	(0. 09 )
Realized Gains	-	-	-	-	-
Total from Distributions	-	-	(0.01)	-	(0. 09 )

Net Asset Value, at End of Period	$ 7.82	$ 8.35	$ 7. 77	$ 7.59	$ 9.14

Total Return **	(6.35)%	7.46%	2.45%	(16.96)%	(10.63)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 10,100	$ 12,830	$ 13,077	$ 14,087	$ 18,507
Before Waivers
Ratio of Expenses to Average Net Assets	2. 25%	2. 17%	2. 19%	2.18%	1. 99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0. 26 )%	(0. 68 )%	(0. 96 )%	( 0. 57)%	0.13%
After Waivers
Ratio of Expenses to Average Net Assets	2. 25%	2. 17%	2. 19%	2.18%	1. 99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0. 26 )%	(0. 68 )%	(0. 96 )%	( 0. 57)%	0.13%
Portfolio Turnover	49.23%	118.43%	286.18%	215.67%	451.20%

*   Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.  Not annualized for periods of less than one year.

FALLEN ANGELS INCOME FUND

Select data for a share outstanding throughout the period.

Years Ended
	7/31/ 2012	7/31/ 2011	7/31/ 2010	7/31/ 2009	7/31/2008

Net Asset Value, at Beginning of Period	$ 7. 74	$ 7.36	$ 6.64	$ 7.81	$ 9.54

Income From Investment Operations:
Net Investment Income *	0. 24	0. 23	0. 24	0. 30	0. 56
Net Gain (Loss) on Securities (Realized and Unrealized)	0. 20	0. 40	0.72	(1. 26 )	(1.61)
Total from Investment Operations	0. 44	0. 63	0.96	(0.96)	(1.05)

Distributions:
Net Investment Income	(0. 22 )	(0. 25 )	(0. 24 )	(0. 21 )	(0. 62 )
Realized Gains	-	-	-	-	(0.06)
Total from Distributions	(0. 22 )	(0. 25 )	(0. 24 )	(0. 21 )	(0. 68 )

Net Asset Value, at End of Period	$ 7. 96	$ 7. 74	$ 7.36	$ 6.64	$ 7.81

Total Return **	5.93%	8.63%	14.62%	(12.10)%	(11.65)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 9,324	$ 11,067	$ 12,325	$ 11,925	$ 15,822
Before Waivers
Ratio of Expenses to Average Net Assets	2. 33%	2. 27%	2. 20%	2. 37%	2. 09%
Ratio of Net Investment Income (Loss) to Average Net Assets	3. 19%	3. 01%	3.29%	4.87%	6. 35%
After Waivers
Ratio of Expenses to Average Net Assets	2. 33%	2. 27%	2. 20%	2. 37%	2.09%
Ratio of Net Investment Income to Average Net Assets	3. 19%	3. 01%	3.29%	4.87%	6. 35%
Portfolio Turnover	69.06%	19.62%	37.83%	99.76%	138.49%

*   Per share net investment income has been determined on the basis of average shares outstanding during the period.
 ** Assumes reinvestment of dividends.  Not annualized for periods less than one year.

PRIVACY NOTICE

AMM FUNDS

Rev. September 2011

FACTS	WHAT DOES AMM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons AMM Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does AMM Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-888-999-1395.

PRIVACY NOTICE(continued)

AMM FUNDS

Page 2

What we do:
How does AMM Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does AMM Funds collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • AMM Funds does not share with affiliates so they can market to you.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • AMM Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • AMM Fundsdoes not jointly market.

FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information ("SAI"), is incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds' affiliates.  Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the performance results as of the Funds as of the latest semi-annual or annual fiscal year end.

Call AMM Funds at 1-888-999-1395 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries.  You may also obtain copies on the adviser's website at amminvest.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (the "SEC") Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You also may obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21927

AMM FUNDS

FALLEN ANGELS VALUE FUND

FAVLX

FALLEN ANGELS INCOME FUND

FAINX

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 1, 2012

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus for the Fallen Angels Value Fund and the Fallen Angels Income Fund dated December 1, 2012 .  The Funds' financial statements are included in the AMM Funds' Annual Report, will be incorporated by reference into this SAI by subsequent amendment.  A copy of the Prospectus or Annual Report can be obtained at no charge by writing the transfer agent, Mutual Shareholder Services, LLC, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003, or by calling 1-866-663-8023.  The Funds' Prospectus is incorporated by reference into this SAI.

TABLE OF CONTENTS

Page

Description of the Trust and the Funds

1

Additional Information About the Funds' Investments

2

Investment Strategies and Risks

2

Investment Restrictions

23

Management of the Funds

25

Code of Ethics

28

Distribution Plan

29

Control Persons and Principal Holders of Securities

30

Control Persons

30

Management Ownership

30

Investment Advisory and Other Services

30

Investment Adviser

30

Custodian

34

Fund Services

34

Independent Registered Public Accounting Firm

34

Brokerage Allocation and Other Practices

34

Disclosure of Portfolio Holdings

36

Determination of Share Price

37

Redemption In-Kind

38

Tax Consequences

38

Proxy Voting Policies and Procedures

39

Financial Statements

39

Summary of Institutional Shareholder Services Proxy Voting Policies and Procedures

41

DESCRIPTION OF THE TRUST AND FUNDS

The Fallen Angels Value Fund and the Fallen Angels Income Fund (each a "Fund" and collectively, the “Funds”) were organized as diversified series of AMM Funds (formerly Fallen Angels Family of Funds) (the “Trust”) on June 20, 2006 and commenced investment operations on November 10, 2006.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated June 20, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Funds are the only series currently authorized by the Trustees. The investment adviser to the Funds is American Money Management, LLC (the “Adviser”).

The Funds do not issue share certificates.  All shares are held in non-certificated form registered on the books of the Funds and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Funds have equal voting rights and liquidation rights.  The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of a Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Funds, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of each Funds' assets, see “How to Buy Shares – Purchasing Shares” and "Valuing Fund Assets" in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus.  This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use, as described in the Risk/Return Summary in the Prospectus.  Additional non-principal strategies and risks also are discussed here.

Certificates of Deposit and Bankers’ Acceptances

Each Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

Each Fund may invest assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

Each Fund generally will purchase shares of closed-end funds only in the secondary market. Each Fund will incur normal brokerage costs on such purchases similar to the expenses each Fund would incur for the purchase of securities of any other type of issuer in the secondary market. Each Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if each Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

Each Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by each Fund will ever decrease. In fact, it is possible that this market discount may increase and each Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of each Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by each Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by each Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. Each Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

Each Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB- or higher by S&P or Baa3 or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Fallen Angels Income Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund.

Depositary Receipts

Each Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR.  Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Each Fund may purchase ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging techniques, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, the return and net asset value of a Fund will fluctuate.  Securities in a Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange Traded Funds

Each Fund may invest in a range of exchange-traded funds ("ETFs"). Because many ETFs are considered to be investment companies, see "Investments in Other Investment Companies" below for additional information.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which each Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund's Adviser believes it is in the Fund's interest to do so.  A Fund's ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended, which provides that the ETFs will not be obligated to redeem shares held by each Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Funds believe that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Fixed Income Securities

Fixed income securities include bonds and securities offered on a when-issued, delayed delivery, or forward commitment basis.  Fixed income securities are subject to credit risk and interest rate risk.  Credit risk is the risk that a Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.  Interest rate risk is the risk that a Fund's investments in fixed income securities may fall when interest rates rise.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities.  They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns.  The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities.  Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

Foreign Securities

Foreign securities are considered for purchase only if they are trading in domestic markets through an American Depositary Receipt (ADR). Purchases of foreign equity securities entail certain risks.  For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchange, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty  in  enforcing  contractual obligations,  delays  in  settlement  of securities transactions and  greater  price  volatility.   In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. Each Fund may invest in futures contracts only to the extent it could invest in the underlying instrument directly.

The Funds may engage in futures transactions for hedging purposes only.  This means that a Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as a Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of a Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, a Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk.  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.  Although a Fund may believe that the use of such contracts will benefit the Fund, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser's investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk.  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly the Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of a Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•

Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded; and

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Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). However, segregation of assets is not required if a Fund "covers" a long position. For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

Liquidity Impact of Margin and SEC Segregation Requirements

Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, a Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Fund's operations.  Accordingly, neither Fund is not subject to registration or regulation as a commodity pool operator.

Illiquid and Restricted Securities

The Funds may invest up to 15% of their net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. Each Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. Each Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under guidelines adopted by the Trust's Board, the Funds’ Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of each Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Funds may purchase indexed securities consistent with their investment objectives.  Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

Each Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. Each Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured.  Insured bank obligations may have limited marketability.

Investment Company Securities

The Funds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended and each Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, a Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund's own operations.

Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, a Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.

Mortgage-Backed Securities.

The Fallen Angels Income Fund may invest in mortgage-backed securities.  Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators.  Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac.  The Fund does not intend to invest in commercial mortgage-backed securities.  Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time.  However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.  The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates.  Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.  The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities.  Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations.  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a fund composed of Mortgage Assets.  Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.  CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates.Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.  All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.  In order to meet its obligations under such guarantee, Fannie Mae is authorized to borrow from the U.S. Treasury.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.  The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities.The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act.  The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions.  The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding.  Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance  serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the funds are channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government.  The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHLB banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities.

The Fallen Angels Income Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Options

The Funds may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolios and to generate income or gain for the Funds.  The ability of each Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  Each Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

Each Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by a Fund (and involved in the options) on each Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which a Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of  liquid debt obligations equal to the market value of the option, marked to market daily.  When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When a Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, a Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. A Fund maintains the segregated account so long as it is obligated as the seller. The obligation of a Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  A Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. A Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although a Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon a Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

Each Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective.  A Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of a Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit a Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

A Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  Each Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, a Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, a Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to a Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to a Fund.

Repurchase Agreements

Each Fund may invest in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value.  However, each Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the adviser to be creditworthy.  The Adviser monitors the creditworthiness of the banks and securities dealers with which each Fund engages in repurchase transactions.  Each Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

Each Fund may enter into reverse repurchase transactions.  In a reverse repurchase transaction, a Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  A Fund retains record ownership of the securities and the right to receive interest and principal payments.  Each Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction.  Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.  Reverse purchase transactions also involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, a Fund could experience both delays in repurchasing the portfolio securities and losses.  Each Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by a Fund under the Investment Company Act of 1940, as amended.  At the time a Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund’s investment restrictions) having a value equal to the repurchase price (including accrued interest).  Each Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund's commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to a Fund. Another risk is the underlying common stock may not reach the Adviser's anticipated price within the life of the right.

Royalty Trusts

Each Fund may invest in royalty trusts.  Royalty trusts are special purpose financing vehicles organized as investment trusts created to make investments in operating companies or their cash flows.  Royalty trusts buy the right to royalties on the production and sales of a natural resource company.  Income and cash flows generated by a royalty trust are passed directly to investors in the form of dividends or the return of invested capital.  Examples of royalty trusts include BP Prudhoe Bay Royalty Trust, Cross Timbers Royalty Trust and Williams Coal Seam Gas Royalty Trust.  The yield generated by a royalty trust is not guaranteed and because developments in the oil, gas and natural resources markets will affect payouts, could be volatile.  For example, the yield on an oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts.  In addition, natural resources are depleting assets.  Eventually, the income-producing ability of the royalty trust will be exhausted, at which point the trustees may choose to liquidate, or will attempt to raise or retain funds to make new acquisitions.  The purchase of new assets can depress current income and increase the risk that the new property is of lower quality than the property held by the trust.  Generally, higher yielding trusts have less time until depletion of proven reserves.

Short Sales

Each Fund may seek to realize additional gains or hedge investments by selling a security short.  A short sale is a transaction in which a Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer.  A Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.  The price at which a Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, a Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan.  To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold.  Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases.  A Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security.  Until a Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale).  The assets in the segregated account are marked to market daily.  The collateral held by the broker and the segregated account with the custodian will not necessarily limit a Fund's potential loss on a short sale, which is unlimited.

A Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund will realize a gain if the price of the security declines between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses a Fund may be required to pay in connection with the short sale.   There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.

STRIPS

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  To the extent the Fallen Angles Income Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments.  Instead they are sold at a deep discount from their face value.  The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders.  Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations.  Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Time Deposits and Variable Rate Notes

Each Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which each Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit each Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between each Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. Each Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between each Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Funds’ Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to each Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Fallen Angels Income Fund may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund's investments in U.S. Government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to a Fund.  Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser's anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

The Fallen Angels Income Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund's custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, each Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of a Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  Each Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  Each Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that a Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  Each Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  Each Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  Each Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  Each Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  A Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.  Diversification.  Each Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  Each Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3.  Margin Purchases.  Each Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4.  Illiquid Investments.  Each Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

MANAGEMENT OF THE FUNDS

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of the date of this SAI, the Funds are the only series in the “Fund Complex”.  The Board generally meets four times a year to review the progress and status of each Fund.

Board Leadership Structure

The Trust is led by Gabriel B. Wisdom, who has served as the Chairman of the Board and President since the Trust was organized in 2006.  Mr. Wisdom is an "interested person" as defined in the Investment Company Act of 1940, as amended, by virtue of his controlling interest in American Money Management, LLC (the Trust’s investment adviser).  The Board of Trustees is comprised of Mr. Wisdom and four other Trustees, none of whom are an interested person ("Independent Trustees").  The Independent Trustees have not selected a Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board/President is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, and, more generally, in-practice (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman/President together with the Audit Committee and the full Board of Directors, provide effective leadership that is in the best interests of the Trust and each Fund shareholderbecause of the Board's collective business acumen and understanding of the regulatory framework under which investment companies must operate.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Wisdom and four Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information, and the Audit Committee's communications with the independent registered public accounting firm.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Wisdom has over 30 years of business experience including executive positions in the investment management, brokerage and financial services business.  Mr. Wisdom is alsoa graduate of the Harvard Business School's Owner/President Management Program and holds an MBA from California Pacific University of San Diego.  Mr. Wisdom possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and his extensive experience in the investment management industry..  Mr. Miro Copic has over 20 years of business experience in the marketing and manufacturing industries including senior marketing and general management roles at PepsiCo, Inc, Beatrice Foods Company, News Corporation and Hasbro, Inc.  Mr. Copic also holds an MBA from Harvard Business School and a Master of Public Policy degree from Harvard's Kennedy School of Government.  In addition, Mr. Copic teaches branding, positioning and product management at the University of California-San Diego's Extension Program.  Mr. Copic serves on the Board of Advisers of the University of California-San Diego's School of International Relations and Pacific Studies.  Mr. Ingram S. Chodorow has over 30 years of business experience including executive positions in the medical, dental and medical patent licensing industries.  Ms. Linda J. Rock has over 20 years of business experience including executive positions in the management consulting, restaurant and investment banking fields.  Ms. Rock also has experience as Board member serving as a Director for Garden Fresh Restaurant Corporation.  Ms. Rock also holds an MBA from Stanford University and a BSME from UCLA.  Additionally, Ms. Rock served on the board of the Del Mar Foundation and acted as Chair of the City of Del Mar, California Finance Committee.  Ms. Kelly C. Huang, who also serves as the Chairperson of the Audit Committee, has over 20 years of business experience including executive positions in the management consulting, business development, medical equipment and industrial supply fields.  Ms. Huang also teaches marketing at the University of California-San Diego's Extension Program.  Ms. Huang holds an MBA from Harvard Business School and a BA in Computer Engineering from Brown University.  Each of the Independent Trustees possesses a strong understanding of the regulatory framework under which investment companies must operate based on their years of service to this Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes the Board highly effective.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Kelly C. Huang c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1966	Trustee	Indefinite/ August 2006- present	Management Consultant, self-employed (2002-present); Instructor, UCSD Extension (2009-preseent)	2	None
Ingram S. Chodorow CEO, Elsac Group Inc. P.O. Box 675167 Rancho Santa Fe , CA 92130 Year of Birth: 1939	Trustee	Indefinite/ August 2006 - present	President/CEO, Elsac Group, Inc. (investments)(2009-present) President/CEO, Placontrol, Inc. (oral care products) (1973-2009	2	None
Linda J. Rock 1946 Zapo St. Del Mar, CA 92014 Year of Birth: 1957	Trustee	Indefinite/ August 2006 – present	Management Consultant, self-employed (1990-present)	2	None
Miro Copic c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1961	Trustee	Indefinite/ August 2006 – present	President/CEO, Bottomline Marketing (2001-present)	2	None

1The "Fund Complex" consists of the AMM Funds.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Gabriel B. Wisdom[1] P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1950	President and Trustee	Indefinite/ Trustee June 2006 – present; Annual/ President August 2006 – present.	Chief Executive Officer and Managing Director, American Money Management, LLC (1999 to present)	2	None
Michael J. Moore P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1976	Treasurer, Secretary and Chief Compliance Officer	Annual/ August 2006 – present as Treasurer; Annual and Indefinite, respectively /March 2012 to present as Secretary and Chief Compliance Officer.	Chief Investment Officer, American Money Management (2001 to present)	NA	NA

1 Gabriel B. Wisdom is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Funds' investment adviser.

2The "Fund Complex" consists of the AMM Funds.

The Trust’s audit committee consists of Miro Copic, Ingram Chodorow, Kelly Huang and Linda Rock.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Funds, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of each Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Funds' independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the Investment Company Act of 1940, as amended.  During the fiscal year ended July 31, 2012 , the Audit Committee held three meetings.

As of December 31, 2011 , the Trustees beneficially owned the following amounts in the Funds:

Name of Trustee or Officer	Dollar Range of Securities in the Fallen Angels Value Fund	Dollar Range of Securities in the Fallen Angels Income Fund	Aggregate Dollar Range of Securities In Trust
Miro Copic	None	None	None
Ingram Chodorow	None	None	None
Kelly Huang	$1 to $10,000	None	$1 to $10,000
Linda Rock	None	None	None
Gabriel B. Wisdom	Over $100,000	Over $100,000	Over $100,000

The following table describes the compensation paid to the Trustees for the Trust’s fiscal year ended July 31, 2012 .  Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Funds.

Name	Aggregate Compensation from the Fallen Angels Value Fund[1]	Aggregate Compensation from the Fallen Angels Income Fund	Total Compensation from Trust[2]
Miro Copic	$1,000	$1,000	$2,000
Ingram Chodorow	$1,000	$1,000	$2,000
Kelly Huang	$1,000	$1,000	$2,000
Linda Rock	$1,000	$1,000	$2,000
Gabriel B. Wisdom	$0	$0	$0

1 Each non-interested Trustee receives $500 per quarterly meeting attended.

2The Trust is comprised of the Fallen Angels Value Fund and the Fallen Angels Income Fund.

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under the Investment Company Act of 1940, as amended and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Funds, the Funds and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Funds and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Funds.

DISTRIBUTION PLAN

Each Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Funds to pay the Adviser for certain distribution and promotion expenses related to marketing shares of the Funds. The amount payable annually by each Fund is 0.25% of its average daily net assets.  The Plan is a compensation style plan which means the Funds accrue expenses and pay the Adviser based upon the percentage described above rather than on actual expenses incurred by the Adviser.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Funds, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Funds; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Funds; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Funds for recipients other than existing shareholders of the Funds; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

For the fiscal year ended July 31, 2012 , the Adviser received (including amounts accrued) $ 27,307 and $ 24,464 in distribution fees from the Value Fund and the Income Fund, respectively, under the Plan.  During the fiscal year ended July 31, 2012 , the Adviser paid $ 27,189.97 to broker-dealers for sales of Value Fund shares and distribution services .  During the same time period, the Adviser paid $ 24,365.28 to broker-dealers for sales of Income Fund shares and distribution services .  During the fiscal year ended July 31, 2012the Adviser paid $22,910.45 to other persons, such as investment advisers, for sales and marketing of the Funds shares.

The Trustees expect that the Plan could significantly enhance each Fund’s ability to expand distribution of shares of each Fund. It is also anticipated that an increase in the size of each Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist each Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.  Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of each Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund as that term is defined under the Investment Company Act of 1940, as amended.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.  The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of November 9, 2012.

Fund	Name and Address	Status	Number of Shares	Percent of Shares
Fallen Angels Value Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Record	1, 117,605.757	91.78%
Fallen Angels Income Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Record	990,180.222	88.74%

Management Ownership

As of November 9, 2012 , all officers and trustees as a group (including through the American Money Management, LLC 401(k) Retirement Savings Plan, which includes Gabriel B. Wisdom and Michael J. Moore among its beneficial owners) beneficially owned 1. 99 % of the outstanding shares of the Fallen Angels Value Fund and owned 1.72 % of the outstanding shares of the Fallen Angels Income Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The trustees selected American Money Management, LLC as the investment adviser to the Funds.  Gabriel B. Wisdom owns more than 50% of the Adviser and acts as its Chief Executive Officer and Managing Director.  He also serves as a Trustee for AMM Funds.

Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Funds such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with each Fund’s investment objective and policies.  As compensation for its management services, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.

The Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of a Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940, as amended, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

Pursuant to an Administration Agreement between the Adviser and the Trust, the Adviser has been retained to provide certain management support and administrative oversight services to the Funds in exchange for the payment of an administrative fee by each Fund equal to an annual rate of 0.25% of each Fund's average daily net assets. The Adviser provides the Funds with general office facilities and oversees the provision of administrative/non-investment services to the Trust, including the provision of services to the Trust by the Trust's fund accounting agent, transfer agent and custodian, including: (i) the updating of corporate organizational documents, and the negotiation of contracts and fees with, and the monitoring and coordination of performance and billings of, the Trust's custodian and other independent contractors and agents; (ii) the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, and semi-annual and annual reports to shareholders; (iii) reviewing, (including coordinating the preparing of, but not preparing) tax returns; (iv) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and preparation of notices, proxy statements and minutes of meetings of shareholders of the Trust or of one or more of the funds; (v) the maintenance of books and records of the Trust; (vi) telephone coverage to respond to shareholder inquiries; (vii) the provision of monitoring reports and assistance regarding compliance with federal securities and tax laws including compliance with the Investment Company Act of 1940, as amended and Subchapter M of the Internal Revenue Code of 1986, as amended; (viii) the dissemination of yield and other performance information to newspapers and tracking services, (ix) the preparation of annual renewals for fidelity bond and errors and omissions insurance coverage, (x) the development of a budget for the Trust, the establishment of rate of expense accruals and the arrangement of the payment of all fixed and management expenses and (xi) the determination of each Fund's net asset value and the provision of all other fund accounting services to the Fund.  The Adviser also provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust.  Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Adviser or its affiliates.

The tables below describe the advisory and administration fees earned by the Adviser.

Fallen Angels Value Fund	Gross	Waivers	Net	Period
Advisory Fees	$109,228	-	$109,228	Fiscal Year Ended July 31, 2012
Advisory Fees	$135,442	-	$135,442	Fiscal Year Ended July 31, 2011
Advisory Fees	$141,671	-	$141,671	Fiscal Year Ended July 31, 2010
Advisory Fees	$137,002	-	$137,002	Fiscal Year Ended July 31, 2009
Administration Fees	$27,307	-	$27,307	Fiscal Year Ended July 31, 2012
Administration Fees	$33,860	-	$33,860	Fiscal Year Ended July 31, 2011
Administration Fees	$35,418	-	$35,418	Fiscal Year Ended July 31, 2010
Administration Fees	$34,250	-	$34,250	Fiscal Year Ended July 31, 2009

Fallen Angels Income Fund	Gross	Waivers	Net	Period
Advisory Fees	$97,856	-	$97,856	Fiscal Year Ended July 31, 2012
Advisory Fees	$121,516	-	$121,516	Fiscal Year Ended July 31, 2011
Advisory Fees	$125,920	-	$125,920	Fiscal Year Ended July 31, 2010
Advisory Fees	$112,325	-	$112,325	Fiscal Year Ended July 31, 2009
Administration Fees	$24,464	-	$24,464	Fiscal Year Ended July 31, 2012
Administration Fees	$30,380	-	$30,380	Fiscal Year Ended July 31, 2011
Administration Fees	$31,480	-	$31,480	Fiscal Year Ended July 31, 2010
Administration Fees	$28,081	-	$28,081	Fiscal Year Ended July 31, 2009

Mr. Wisdom and Michael J. Moore are the portfolio managers responsible for the day-to-day management of the Funds.

As of July 31, 2012 , Mr. Wisdom also is responsible for the management of the following other types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	none	$0	none	$0
Other Pooled Investment Vehicles	none	$0	none	$0
Other Accounts	980	$ 135,314,433	6	$1, 111,448

As of July 31, 2012 , Mr. Moore is also responsible for managing the following other types of accounts.

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	none	$0	none	$0
Other Pooled Investment Vehicles	none	$0	none	$0
Other Accounts	980	$ 135,314,433	6	$1, 111,448

As of July 31, 2012, Mr. Busch is also responsible for managing the following other types of accounts.

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	none	$0	none	$0
Other Pooled Investment Vehicles	none	$0	none	$0
Other Accounts	980	$135,314,433	6	$1,111,448

The Adviser has not identified any material conflicts between the Funds and other accounts managed by Mr. Wisdom or Mr. Moore.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts.  The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts.  Another potential conflict of interest may arise where another account has the same investment objective as either of the Funds, whereby the portfolio manager could favor one account over another.  Further, a potential conflict could include Mr. Wisdom's , Mr. Moore's or Mr. Busch’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Funds.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.  The Adviser publishes a newsletter that discusses the perceived value of various stocks.  The Adviser has adopted a policy that prohibits discussion of a security in the newsletter if the Adviser is currently considering the purchase or sale of such security by either Fund.

Mr. Moore receives a salary that is determined annually by negotiation.  Both Mr. Moore and Mr. Wisdom are owners of the Adviser and therefore participate in Adviser's profits based on their respective ownership interests.  They also participate in the Adviser's 401(k) program on the same terms as the other employees of the Adviser.

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Funds as of July 31, 2012 .

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fallen Angels Value Fund	Dollar Range of Equity Securities in the Fallen Angels Income Fund
Gabriel B. Wisdom	$100,001-$500,000	$100,001-$500,000
Michael J. Moore	$10,001-$50,000	None
Glenn Busch	$1-$10,000	$1-$10,000

Custodian

U.S. Bank, 425 Walnut Street, Cincinnati, Ohio  45202, serves as the Funds' custodian ("Custodian").  The Custodian acts as each Fund's depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at each Fund's request and maintains records in connection with its duties.

Fund Services

Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003, acts as the transfer agent ("Transfer Agent") for the Funds.  MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  MSS receives an annual fee from the Trust of $11.50 per shareholder (subject to a minimum monthly fee of $775.00 per Fund) for these transfer agency services.

In addition, MSS provides each Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant ("Fund Accounting Agent"), MSS receives an annual fee from the Trust based on the average value of each Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.  The Trust will receive a discount ranging from 10-60% depending on the net assets of each Trust until the Trust reaches $10 million in assets.

During the fiscal year ended July 31, 2012 , the Fallen Angels Income Fund and the Fallen Angels Value Fund paid $ 32,185 and $ 32,385 , respectively to MSS for transfer agent and accounting services.

Independent Registered Public Accounting Firm

The firm of Sanville & CompanyCertified Public Accountants, 1514 Old York Road, Abington, PA  19001, has been selected as independent registered public accounting firm for the Funds for the fiscal year ending July 31, 2013 .  Sanville & Company will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting services as requested.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for each Fund’s portfolio decisions and the placing of each Fund's portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell each Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to a Fund.  Although research services and other information are useful to a Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When a Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis.  Blocked transactions can produce better execution for a Fund because of the increased volume of the transaction. If the entire blocked order is not filled, a Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

During the fiscal year ended July 31, 2012, the Fallen Angels Value Fund and the Fallen Angels Income Fund paid brokerage commissions of $996.50 and $5510.00, respectively.   During the fiscal year ended July 31, 2011, the Fallen Angels Value Fund and the Fallen Angels Income Fund paid brokerage commissions of $1,388.77 and $552.65, respectively.  During the fiscal year ended July 31, 2010, the Fallen Angels Value Fund and the Fallen Angels Income Fund paid brokerage commissions of $5,301.00 and $3,145.03, respectively. During the fiscal year ended July 31, 2009, the Fallen Angels Value Fund and the Fallen Angels Income Fund paid brokerage commissions of $5,144 and $8,449, respectively.  During the fiscal year ended July 31, 2008, the Fallen Angels Value Fund and the Fallen Angels Income Fund paid brokerage commissions of $27,976 and $20,053, respectively.

Portfolio Turnover

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.  The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares.  High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders.  The Funds' historical turnover rates are as follows:

Fund	August 1, 2011 to July 31, 2012	August 1, 2010 to July 31, 2011	August 1, 2009 to July 31, 2010	August 1, 2008 to July 31, 2009	August 1, 2007 to July 31, 2008
Fallen Angels Value Fund	49.23%	118.43%	286.18%	215.67%	451.20%
Fallen Angels Income Fund	69.06%	19.62%	37.83%	99.76%	138.49%

The lower portfolio turnover for both Funds during the last two fiscal years , when compared to the average of prior years, was due in part to the Funds' strategy, which was executed in part by maintaining a lower turnover approach to each Fund's fallen angels strategy.  Both Funds expect that in the next fiscal year they may engage in active trading of portfolio securities depending on market volatility and other factors.  Consequently, portfolio turnover will not be a limiting factor in making investment decisions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Funds, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Funds may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Funds.  Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.  The Funds currently do not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Funds have ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Fund.   The Adviser, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds.  The Funds disclose portfolio holdings to their auditors (Sanville & Company), legal counsel (Thompson Hine LLP), proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Funds make publicly available on a monthly basis an updated list of each of the Funds' top ten holdings, sector weightings and other Fund characteristics.  This information is made available on the Funds' website www.amminvest.com.  The same information may also be included in printed marketing materials.  The information is updated monthly and is usually available within 5 days of the month end.  The Funds' Form N-CSR and Form N-Q will contain each Fund's entire list of portfolio holdings as of the applicable quarter end.

The Funds, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about each Fund’s portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or special basis must  submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of each Fund's shareholders, (ii) the information will be kept confidential (based on the factors discussed below),  (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Funds or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Fund’s portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Funds' Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information.  The Funds believe, based upon its size and history, that these are reasonable procedures to protect the confidentiality of each Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares" in the prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash.  The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities ("redemption in kind") if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund's net assets at the beginning of the 90-day period) in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSEQUENCES

Each Fund intends to continue to qualify under Subchapter M of the Internal Revenue Code.  Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, a Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of a Fund's income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of a Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security's purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause a Fund to be considered a personal holding company subject to normal corporate income taxes.  A Fund then would be liable for federal income tax on the capital gains and net investment income distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund.  Any subsequent dividend distribution of a Fund's earnings after taxes would still be taxable as received by shareholders. The Jobs and Growth and Tax Relief Reconciliation Law of 2003 reduced the rate on "qualifying dividends" to 15% (5% for those in 10% or 15% income tax bracket). A Fund may invest in companies that pay "qualifying dividends."  Investors in the Funds may benefit from the new tax bill and its lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Funds.

Tax Distribution: Each Fund's distributions (capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Funds, may be subject to federal income tax payable by shareholders. All income realized by the Funds including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

Federal Withholding: The Funds are required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Funds that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to Institutional Shareholder Services (ISS).  ISS will vote such proxies in accordance with its proxy policies and procedures. A summary of the proxy policies and procedures of ISS is attached to this SAI.  The full proxy policies and procedures may be obtained by calling the Adviser at 1-888-999-1395.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-866-663-8023.  The information also will be available on the SEC’s website at www.sec.gov.  In addition, a copy of the Trust's proxy voting policies and procedures are also available by calling 1-866-663-8023 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm's report required to be included in the Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended July 31, 2012 .  The Trust will provide the Annual Report without charge at written or telephone request.

SUMMARY OF INSTITUTIONAL SHAREHOLDER SERVICES PROXY VOTING POLICIES AND PROCEDURES

2012 U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

Institutional Shareholder Services Inc.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•

An auditor has a financial interest in or association with the company, and is therefore not independent;

•

There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•

Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or �� Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•

Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1. Board Accountability

2. Board Responsiveness

3. Director Independence

4. Director Competence

1. Board Accountability

Vote AGAINST ( In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company .)

or WITHHOLD from the entire board of directors (except new nominees ( “ new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting .) who should be considered CASE-BY- CASE) for the following:

Problematic Takeover Defenses:

Classified Board Structure:

1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election – any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation:

1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•

A classified board structure;

•

A supermajority vote requirement;

•

Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve - out for contested elections;

•

The inability of shareholders to call special meetings;

•

The inability of shareholders to act by written consent;

•

A dual-class capital structure; and/or

•

A non – shareholder - approved poison pill.

Poison Pills:

1.3. The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote WITHOLD or AGAINST every year until this feature is removed;

1.4. The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov . 19, 2009); or

1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6. The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill‘s adoption relative to the date of the next meeting of shareholders – i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•

The issuer‘s rationale;

•

The issuer's governance structure and practices; and

•

The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7. The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8. The company receives an adverse opinion on the company’s financial statements from its auditor;or

1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices /Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11. There is a significant misalignment between CEO pay and company performance ( pay for performance );

1.12. The company maintains significant problematic pay practices ;

1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

1. 15 . The company fails to fulfill the terms of a burn rate commitment made to shareholders .

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16. The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

The company's response, including:

o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

o Specific actions taken to address the issues that contributed to the low level of support;

o Other recent compensation actions taken by the company;

o

Whether the issues raised are recurring or isolated;

o

The company's ownership structure; and

o

Whether the support level was less than 50 percent, which would warrant the highest degree ofresponsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1. 17 . Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

1. 18 . Failure to replace management as appropriate; or

1. 19 . Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE ) if:

2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2. The board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years ;

2.3. The board failed to act on takeover offers where the majority of shares are tendered ;

2.4. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote ; or

2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.6. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•

The board's rationale for selecting a frequency that is different from the frequency that received aplurality;

•

The company's ownership structure and vote results;

•

ISS' analysis of whether there are compensation concerns or a history of problematic compensationpractices; and

•

The previous year's support level on the company's say-on-pay proposal.

3. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4. Independent directors make up less than a majority of the directors.

4. Director Competence

Attendance at Board and Committee Meetings:

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE ) if:

4.1. The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2. Attend less than 75 percent of the board and committee meetings (with the exception of new nominees).

Acceptable reasons for director absences are generally limited to the following:

•

Medical issues/illness;

•

Family emergencies; and

•

Missing only one meeting.

These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST or WITHHOLD from the director.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3. Sit on more than six public company boards; or

4.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own – withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•

Long-term financial performance of the target company relative to its industry;

•

Management’s track record;

•

Background to the proxy contest;

•

Qualifications of director nominees (both slates);

•

Strategic plan of dissident slate and quality of critique against management;

•

Likelihood that the proposed goals and objectives can be achieved (both slates);

•

Stock ownership positions.

Proxy Access

ISS supports proxy access as an important

shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals .

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•

Company-specific factors ; and

•

Proposal-specific factors, including:

o

The ownership thresholds proposed in the resolution ( i.e. , percentage and duration);

o

The maximum proportion of directors that shareholders may nominate each year; and

o

The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Shareholder Rights & Defenses

Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

•

Whether the company has been materially harmed by shareholder litigation outside its jurisdiction ofincorporation, based on disclosure in the company’s proxy statement; and

•

Whether the company has the following good governance features:

o An annually elected board;

o A majority vote standard in uncontested director elections; and

o The absence of a poison pill, unless the pill was approved by shareholders.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•

No lower than a 20% trigger, flip-in or flip-over;

•

A term of no more than three years;

•

No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•

The value of the NOLs;

•

Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•

Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•

Shareholders' current right to act by written consent;

•

The consent threshold;

•

The inclusion of exclusionary or prohibitive language;

•

Investor ownership structure; and

•

Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

An unfettered (" •

Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting .) right for shareholders to call special meetings at a 10 percent threshold;

•

A majority vote standard in uncontested director elections;

No non-shareholder-approved pill; and •

•

An annually elected board.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance.

Take into account company-specific factors that include, at a minimum, the following:

Past Board Performance:

o The company's use of authorized shares during the last three years

The Current Request:

o Disclosure in the proxy statement of the specific purposes of the proposed increase;

o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

o The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance.

Take into account company-specific factors that include, at a minimum, the following:

Past Board Performance:

o The company's use of authorized preferred shares during the last three years;

The Current Request:

o Disclosure in the proxy statement of the specific purposes for the proposed increase;

o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:

o The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

o The new class of shares will be transitory;

The new class is intended for financing purposes with minimal or no dilution to current shareholders in both theshort term and long term; and

The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation .

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:

•

There is a significant misalignment between CEO pay and company performance (pay for performance);

•

The company maintains significant problematic pay practices;

•

The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•

The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support ofvotes cast;

•

The company has recently practiced or approved problematic pay practices, including option repricing or optionbackdating; or

•

The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•

A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

o Magnitude of pay misalignment;

o Contribution of non-performance-based equity grants to overall pay; and

o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay - for - Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1. Peer Group ( The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for financial firms), and GICS industry group, via a process designed to select peers that are closest to the subject company, and where the subject company is close to median in revenue/asset size. The relative alignment evaluation will consider the company’s rank for both pay and TSR within the peer group (for one- and three-year periods) and the CEO’s pay relative to the median pay level in the peer group.) Alignment:

•

The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peergroup, as measured over one-year and three-year periods (weighted 40/60);

•

The multiple of the CEO's total pay relative to the peer group median.

2. Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e. , the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, analyze the following qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•

The ratio of performance- to time-based equity awards;

•

The ratio of performance-based compensation to overall compensation;

•

The completeness of disclosure and rigor of performance goals;

•

The company's peer group benchmarking practices;

•

Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute andrelative to peers;

•

Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grantpractices ( e.g. , biennial awards); and

•

Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•

Problematic practices related to non-performance-based compensation elements;

•

Incentives that may motivate excessive risk-taking; and

•

Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•

Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•

Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•

New or extended agreements that provide for:

o CIC payments exceeding 3 times base salary and average/target/most recent bonus;

o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

o CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•

Multi-year guaranteed bonuses;

•

A single or common performance metric used for short- and long-term plans;

•

Lucrative severance packages;

•

High pay opportunities relative to industry peers;

•

Disproportionate supplemental pensions; or

•

Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•

Duration of options backdating;

•

Size of restatement due to options backdating;

•

Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•

Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues :

•

Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•

Failure to adequately respond to the company's previous say-on-pay proposal that received the support of lessthan 70 percent of votes cast, taking into account:

The company's response, including:

o

Disclosure of engagement efforts with major institutional investors regarding the issues thatcontributed to the low level of support;

o

Specific actions taken to address the issues that contributed to the low level of support;

o

Other recent compensation actions taken by the company;

o

Whether the issues raised are recurring or isolated;

o

The company's ownership structure; and

o

Whether the support level was less than 50 percent, which would warrant the highest degree ofresponsiveness.

Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•

Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•

Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•

Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•

Potentially excessive severance payments;

•

Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•

The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•

The total cost of the company’s equity plans is unreasonable;

•

The plan expressly permits repricing ;

•

A pay-for-performance misalignment is found;

•

The company’s three year burn rate exceeds the burn rate cap of its industry group ;

•

The plan has a liberal change-of-control definition; or

•

The plan is a vehicle for problematic pay practices.

Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

•

Whether adoption of the proposal is likely to enhance or protect shareholder value;

•

Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

•

The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•

Whether the issues presented are more appropriately/effectively dealt with through governmental or company specific action;

•

Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•

Whether the company's analysis and voting recommendation to shareholders are persuasive;

•

What other companies have done in response to the issue addressed in the proposal;

•

Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•

Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•

Whether the subject of the proposal is best left to the discretion of the board;

•

Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•

Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•

There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•

The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

•

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions.

Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

•

The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations ; and

•

Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level ; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying activities, including direct lobbying as well as grassroots lobbying activities , considering:

•

The company's current disclosure of relevant policies and oversight mechanisms;

•

Recent significant controversies, fines, or litigation related to the company's public policy activities; and

•

The impact that the policy issues may have on the company's business operations.

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•

The company's current level of disclosure of relevant policies and oversight mechanisms;

•

The company's current level of such disclosure relative to its industry peers;

•

Potential relevant local, state, or national regulatory developments; and

•

Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a) Articles of Incorporation.

(i) Registrant’s Declaration of Trust is hereby incorporated by reference to Exhibit 23(a) to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“SEC”) on July 12, 2006.

(ii) Amendment No.1 to the Registrant’s Declaration of Trust is hereby incorporated by reference to Exhibit 23(a)(ii) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(iii) Amendment No. 2 to the Registrant’s Declaration of Trust is hereby incorporated by reference to Exhibit 23(a)(iii) to the Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on June 11, 2007.

(iv) Amendment No. 3 to the Registrant’s Declaration of Trust is hereby incorporated by reference to Exhibit 23(a)(iv) to the Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed with the SEC on November 10, 2008.

(b) By-Laws. Registrant’s By-Laws are hereby incorporated by reference to Exhibit 23(b) to the Registrant’s Registration Statement on Form N-1A filed with the SEC on July 12, 2006.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts. Management Agreement with American Money Management, LLC is hereby incorporated by reference to Exhibit 23(d) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(e) Underwriting Contracts. None.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement. Custody Agreement with U.S. Bank, N.A. is hereby incorporated by reference to Exhibit 23(g) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(h) Other Material Contracts.

(i) Transfer Agent Agreement with Mutual Shareholder Services, LLC is hereby incorporated by reference to Exhibit 23(h)(i) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(ii) Accounting Services Agreement with American Money Management, LLC is hereby incorporated by reference to Exhibit 23(h)(ii) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(iii) Administration Agreement with American Money Management, LLC is hereby incorporated by reference to Exhibit 23(h)(iii) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(i) Legal Opinion.

             (i) Legal Opinion is hereby incorporated by reference to Exhibit 23(i) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(ii) Legal consent is filed herewith.

(j) Other Opinions.  Consent of Independent Registered Public Accountants is filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements.  Agreement of initial shareholder is hereby incorporated by reference to Exhibit 23(l) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(m) Rule 12b-1 Plan. Rule 12b-1 Plan is hereby incorporated by reference to Exhibit 23(m) to the Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on June 11, 2007.

(n) Rule 18f-3 Plan. None.

(o) Reserved.

(p) Code of Ethics. Code of Ethics of the Trust and Adviser is hereby incorporated by reference to Exhibit 23(p) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(q) Powers of Attorney.  Powers of Attorney of the Trust, and a certificate with respect thereto, and the Trustees and officers of the Trust are hereby incorporated by reference to Exhibit 23(q) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

Item 29. Persons Controlled by or Under Common Control with the Fund.  None.

Item 30. Indemnification.

Reference is made to Article VI of the Registrant’s Agreement and Declaration of Trust which is included.  The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Business and Other Connections of the Investment Adviser.

(a) American Money Management, LLC ("AMM"), 14249 Rancho Santa Fe Farms Road, Rancho Santa Fe, CA 92067 is registered as an investment adviser.  It has engaged in no other business during the past two fiscal years.

(b)  Gabriel Wisdom is also an owner and director of Monterey Financial, 4095 Avenida de la Plata, Oceanside, CA 92056, a finance company.

Item 32. Principal Underwriter. None.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, except that all records relating to the activities of the Fund’s Custodian are maintained at the office of the Custodian, U.S. Bank N.A.,  425 Walnut Street, Cincinnati, OH 45202.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington , District of Columbia , on the 27 th day of Nov ember, 201 2

AMM Funds

By: /s/ JoAnn M. Strasser

           JoAnn M. Strasser

           Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the 27 th day of Nov ember, 201 2 .

Gabriel B. Wisdom, President* (Principal Executive Officer)/Trustee

Michael J. Moore, Treasurer* (Principal Financial Officer/Principal Accounting Officer)

Ingram S. Chodorow, Trustee*

Miro Copic, Trustee*

Kelly C. Huang, Trustee*

Linda J. Rock, Trustee*

*By: /s/ JoAnn M. Strasser

           JoAnn M. Strasser

           Attorney-in-Fact

EXHIBIT INDEX

1.

Consent of Thompson Hine LLP

EX-99.28.i (ii)

2.

Consent of Independent Registered Public Accounting Firm

EX-99.28.j